UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2015

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	On April 6, 2015, BDO USA, LLP (“BDO”) informed Dakota Plains Holdings, Inc. (the “Company”) of its intention to decline to stand for re-election as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2015.

BDO’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and 2013 and in the subsequent interim period through April 6, 2015, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in its reports on the financial statements for such years. During the two fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through April 6, 2015, there were no reportable events (as that term is described in 304(a)(1)(v) of Regulation S-K).

(b)	On April 10, 2015, the Audit Committee of the Company’s Board of Directors engaged Mantyla McReynolds LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Company has not consulted with Mantyla McReynolds LLC during the fiscal years ended December 31, 2014 and 2013 or during the subsequent interim period through April 9, 2015 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as identified in Items 304(a)(2)(i)-(ii) of Regulation S-K.

A copy of the disclosure in this Item 4.01 was provided to BDO in advance of the filing of this Current Report on Form 8-K. In response, BDO provided a letter to the Company on April 9, 2015, a copy of which is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished with this Form 8-K:

	16.1	Letter from BDO USA, LLP, dated April 9, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2015	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
16.1	Letter from BDO USA, LLP, dated April 9, 2015	Filed Electronically